Dryden High Yield Fund, Inc.

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Supplement dated August 30, 2006

to the Prospectus and Statement of Additional Information dated March 2, 2006

The following information supercedes any contrary information contained in the Prospectus or in the statement of additional information (SAI), in particular, the section of the Prospectus entitled "Portfolio Managers," and the section of the SAI entitled "Management & Advisory Arrangements".

David Bessey is no longer a portfolio manager for Dryden High Yield Fund, Inc. All references to him in either the Prospectus or Statement of Additional Information are hereby removed.

LR0077